                                                                   EXHIBIT 10.21

                        FIFTH LOAN MODIFICATION AGREEMENT

         This Fifth Loan Modification Agreement (the "AGREEMENT") is entered into on February 29, 2004, by and between TRIPATH IMAGING, INC. ("BORROWER"), whose address is 1111 Huffman Mill Road, Burlington, North Carolina 27215, and SILICON VALLEY BANK ("BANK"), whose address is 3003 Tasman Drive, Santa Clara, California 95054.

         1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated as of January 31, 2000, as amended by that certain First Loan Modification Agreement dated as of January 31, 2001, as further amended by that certain Second Loan Modification Agreement dated as of January 31, 2002, as further amended by that certain Third Loan Modification Agreement dated as of June 17, 2002, as further amended by that certain Fourth Loan Modification Agreement effective as of January 31, 2003 (collectively, the "Loan Agreement"). The Loan Agreement provides for, among other things, a committed line of credit in the original principal amount of Five Million Dollars ($5,000,000). Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

         2.       DESCRIPTION OF CHANGE IN TERMS OF LOAN AGREEMENT.

                  (a) Section 2.1.1 of the Loan Agreement is hereby amended by deleting Section 2.1.1 of the Loan Agreement and substituting in lieu thereof the following:

                  "2.1.1   Revolving Advances.

                           (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Committed Revolving Line; provided, however, that, at any time that the ratio of Borrower's cash, cash equivalents, short term investments and accounts receivable to Borrower's Current Liabilities, less current deferred revenue, is not at least 2.50 to 1.00, then Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Borrowing Base and shall have no obligation to make any Advances to Borrower in an aggregate outstanding amount in excess of the Borrowing Base. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

                           (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to that reliance.

                           (c) The Committed Revolving Line terminates on the Maturity Date, when all Advances and interest charges are immediately payable."

                  (b)      The following is inserted immediately following
Section 2.1.1 of the Loan Agreement:

                  "2.1.2   Cash Management Sublimit. Borrower may use up to
         $3,000,000 (the "Cash Management Services Sublimit") for Bank's cash management services, which may include merchant services, direct deposit, letters of credit, business credit cards, check cashing services and other cash management services (the "Cash Management Services"). All amounts Bank pays for Cash Management Services will be treated as an Advance under the Line of Credit. Amounts advanced to Borrower under the Cash Management Services may not exceed the Cash Management Services Sublimit. Each letter of credit will have an expiry date of no later than 180 days after the Maturity Date. In the event that the Maturity Date with respect to the Committed Revolving Line is not extended to a date after January 28, 2005 by the mutual agreement of Borrower and Bank and any letters of credit, business credit cards or other Cash Management Services remain outstanding as of January 28, 2005, then Borrower will secure with cash any and all outstanding balances under the Cash Management Services with the Bank. Borrower agrees to execute any further documentation in connection with the letters of credit as Bank may reasonably request.

                  2.1.3    Customer Use Assets Sublimit.

                           (a) Borrower may use up to $1,000,000 (the "Customer Use Assets Sublimit") for Customer Use Assets (the "Customer Use Assets Services"). All amounts Bank pays for Customer Use Assets Services will be treated as an Advance under the Line of Credit (each a "Customer Use Assets Advance"). Amounts advanced to Borrower under the Customer Use Assets Services may not exceed the Customer Use Assets Sublimit.

                           (b) Subject to the terms and conditions of this Agreement, through the Maturity Date, Bank will make Customer Use Assets Advances not exceeding, in the aggregate, the Customer Use Assets Sublimit. The Customer Use Assets Services may be used only to purchase Customer Use Assets; Bank will have no obligation to make Customer Use Assets Advances after 90 days after the purchase of the Customer Use Assets for which the Customer Use Assets Advance will be used if Borrower has not timely submitted appropriate supporting documentation, including invoices and the Payment/Advance Form. Any Customer Use Assets Advance may not exceed 100% of the equipment invoice, excluding taxes, shipping, warranty charges, freight discounts and installation expense for the applicable Customer Use Assets.

                           (c) Notwithstanding any other term or condition of this Agreement to the contrary, except upon an Event of Default, interest accrues from the date of each Customer Use Assets Advance at the rate of Prime Rate plus 1.25% percentage points per annum. Notwithstanding any other term or condition of this Agreement to the contrary, Customer Use Assets Advances are payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the date one month immediately after the applicable Customer Use Assets Advance.

                           (d) To obtain an Customer Use Assets Advance, Borrower must include a copy of the invoice for the Customer Use Assets being financed with the Payment/Advance Form."

                  (b) Section 6.11 of the Loan Agreement is hereby amended by deleting Section 6.11 of the Loan Agreement in its entirety and inserting the following in lieu thereof:

                  "6.11    Tangible Net Worth. Borrower shall maintain, as of
         the last day of each calendar month, a Tangible Net Worth of at least $35,000,000.00."

                  (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Committed Revolving Line" and by substituting in lieu thereof the following new definition of such term:

                           "COMMITTED REVOLVING LINE" is a Credit Extension of
up to $7,500,000.

                  (d) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maturity Date" and by substituting in lieu thereof the following new definition of such term:

                           "MATURITY DATE" shall mean January 28, 2005.

                  (e) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definition:

                           "CUSTOMER USE ASSETS" shall mean new equipment to be held by Borrower as Borrower's inventory, to be located at the premises of Borrower's customer(s) and in which Bank has a valid, perfected security interest; provided, however, that Customer Use Assets will, at all times that such equipment is located at the premises of Borrower's customer(s) be identified as the property of Borrower.

                  (f) Exhibits C and D attached to the Loan Agreement are hereby amended by deleting Exhibits C and D attached to the Loan Agreement and substituting in lieu thereof Exhibits C and D attached hereto.

                  (g) The Schedule I attached to the Loan Agreement is hereby amended by substituting in lieu thereof the Schedule I attached hereto.

         3. CONSISTENT CHANGES. The Loan Agreement is hereby amended wherever necessary to reflect the changes described above.

         4. BANK EXPENSES. Without limiting the Borrower's obligations under the Loan Agreement, Borrower agrees to pay (i) a Facility Fee equal to (x) one-quarter percent (1/4%) of the Committed Revolving Line (i.e., Eighteen Thousand Seven Hundred Fifty Dollars ($18,750.00)), which shall be fully earned and non-refundable when paid, and (y) one-sixteenth percent (1/16%) of the unused portion of Committed Revolving Line, calculated as of the last day of the calendar quarter immediately preceding each relevant payment date described below, which shall be payable in arrears quarterly beginning on the first (1st) day of the fiscal quarter immediately following the date hereof (i.e., April 1, 2004) and continuing on the first (1st) day of each fiscal quarter thereafter during the term of the Loan Agreement (i.e., July 1, 2004, October 1, 2004, and January 1, 2005), and (ii) on demand all of the Bank's reasonable attorney's fees and expenses and all other reasonable out-of-pocket costs incurred by the Bank in connection with its evaluation, negotiation, documentation or consummation of this Fifth Loan Modification Agreement and the transactions contemplated hereby, and any reasonable attorney's fees and expenses previously incurred by the Bank in connection with the Loan Agreement, as amended, which have not previously been paid.

         5. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

         6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in that certain Loan Agreement and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Borrower and Bank (the "BORROWER IP SECURITY AGREEMENT") and upon representations, warranties and agreements made and agreed to by (i) Autocyte North Carolina, LLC ("AUTOCYTE"), as set forth in that certain Autocyte Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Autocyte and Bank (the "AUTOCYTE IP SECURITY AGREEMENT"), (ii) Cell Analysis Systems, Inc. ("CELL ANALYSIS"), as set forth in that certain Cell Analysis Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Cell Analysis and Bank (the "CELL ANALYSIS IP SECURITY AGREEMENT"), and (iii) TriPath Oncology, Inc. ("TRIPATH ONCOLOGY"), as set forth in that certain TriPath Oncology Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2002, by and between TriPath Oncology and Bank (the "TRIPATH ONCOLOGY IP SECURITY AGREEMENT"). Except as expressly modified pursuant to this Fifth Loan Modification Agreement, the terms of the Loan Agreement, the Borrower IP Security Agreement, the Autocyte Guaranty, the Autocyte IP Security Agreement, the Cell Analysis Guaranty, the Cell Analysis IP Security Agreement, the TriPath Oncology Guaranty and the TriPath Oncology IP Security Agreement remain unchanged and in full force and effect and, except as expressly provided in Schedule I attached hereto, each of Borrower, Autocyte, Cell Analysis and TriPath Oncology represents and warrants to Bank that the representations and warranties included in the Loan Agreement, the Borrower IP Security Agreement, the Autocyte Guaranty, the Autocyte IP Security Agreement, the Cell Analysis Guaranty, the Cell Analysis IP Security Agreement, the TriPath Oncology Guaranty, and the TriPath Oncology IP Security Agreement are true and correct as of the date hereof. Bank's agreement to modifications to the existing Indebtedness pursuant to this Fifth Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Fifth Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Loan Agreement and the Guaranties, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Fifth Loan Modification Agreement. The terms of this paragraph apply not only to this Fifth Loan Modification Agreement, but also to all subsequent loan modification agreements entered into between Borrower and Bank.

         7. CONDITIONS. The effectiveness of this Fifth Loan Modification Agreement is conditioned upon the following:

                  (a) Bank's receipt of this Fifth Loan Modification Agreement duly executed by Borrower and Autocyte, Cell Analysis and TriPath Oncology;

                  (b) Subordination of any and all existing notes payable of Borrower, upon terms and conditions satisfactory to Bank in Bank's sole discretion; provided, that monthly payments or principal and interest may be made by Borrower under such notes payable so long as no Event of Default has occurred or is continuing under the Loan Agreement.

                  (c) Applicable recordation cover sheets for filing with the United States Patent and Trademark Office and the United States Copyright Office;

                  (d) Borrower's payment of the Bank's fees and expenses pursuant to Section 4 of this Fifth Loan Modification Agreement, and any reasonable attorney's fees and expenses previously incurred by the Bank in connection with the Loan Agreement, as amended, which have not previously been paid;

                  (e) Autocyte, Cell Analysis, and TriPath Oncology shall have consented to the modifications of the Indebtedness pursuant to the First Loan Modification Agreement, dated as of January 31, 2001, the Second Loan Modification Agreement, dated as of January 31, 2002, the Third Loan Modification Agreement, dated as of June 17, 2002, the Fourth Loan Modification Agreement effective as of January 31, 2003, and this Fifth Loan Modification Agreement by signing one or more counterparts of this Fifth Loan Modification Agreement in the appropriate space indicated below and returning the same to Bank; and

                  (f) Such other documents, and completion of other matters, as Bank may reasonably deem necessary or appropriate.

              [Remainder of this page is intentionally left blank]

         This Fifth Loan Modification Agreement is executed as of the year and date first written above.

BORROWER:                                        BANK:

TRIPATH IMAGING, INC.                            SILICON VALLEY BANK

By:  /s/ Stephen P. Hall                         By:  /s/ Daniel G. Allred
   -----------------------------                    ---------------------------
Name:  Stephen P. Hall                           Name:  Daniel G. Allred
     ---------------------------                      -------------------------

Title: Senior Vice-President and CFO             Title: Vice-President
      ------------------------------                    -----------------------

         The undersigned Guarantors hereby consent to the modifications to the Indebtedness pursuant to the First Loan Modification Agreement, dated as of January 31, 2001, the Second Loan Modification Agreement, dated as of January 31, 2002, the Third Loan Modification Agreement, dated as of June 17, 2002, the Fourth Loan Modification Agreement, effective as of January 31, 2003, and this Fifth Loan Modification Agreement, and hereby ratify all the provisions of the Guaranty and confirm that all provisions of such document are in full force and effect.

GUARANTOR:

AUTOCYTE NORTH CAROLINA, LLC

By: /s/ Stephen P. Hall
   ---------------------------------

Name:  Stephen P. Hall
     -------------------------------

Title: Senior Vice-President and CFO
      ------------------------------

CELL ANALYSIS SYSTEMS, INC.

By: /s/ Stephen P. Hall
   ---------------------------------

Name:  Stephen P. Hall
     -------------------------------

Title: Senior Vice-President and CFO
      ------------------------------

TRIPATH ONCOLOGY, INC.

By: /s/ Stephen P. Hall
   ---------------------------------

Name:  Stephen P. Hall
     -------------------------------

Title: Senior Vice-President and CFO
      ------------------------------

                                   SCHEDULE I

         Schedule I to Fifth Loan Modification Agreement, dated as of February 29, 2004, by and among Silicon Valley Bank, TriPath Imaging, Inc., Autocyte North Carolina, LLC, and TriPath Oncology, Inc.

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower:    TriPath Imaging, Inc.     Lender:  Silicon Valley Bank

Commitment Amount: $7,500,000

ACCOUNTS RECEIVABLE
         1.  Accounts Receivable Book Value as of _____________   $ ____________
         2.  Additions (please explain on reverse)                $ ____________
         3.  TOTAL ACCOUNTS RECEIVABLE                            $ ____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.  Amounts over 90 days due            $ ____________
         5.  Balance of 50% over 90 day accounts $ ____________
         6.  Concentration Limits                $ ____________
         7.  Foreign Accounts                    $ ____________
         8.  Governmental Accounts               $ ____________
         9.  Contra Accounts                     $ ____________
         10. Promotion or Demo Accounts          $ ____________
         11. Intercompany/Employee Accounts      $ ____________
         12. Other (please explain on reverse)   $ ____________
         13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                 $ ____________
         14. Eligible Accounts (#3 minus #13)    $ ____________
         15. LOAN VALUE OF ACCOUNTS (80% of #14)                  $ ____________

BALANCES

         16. Maximum Loan Amount                         $ ____________
         17. Total Funds Available (Lesser of #15 or #16)         $ ____________
         18. Present balance owing on Line of Credit              $ ____________
         19. Outstanding under Sublimits ( )             $ ____________
         20. RESERVE POSITION (#17 minus #18 and #19)             $ ____________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

TRIPATH IMAGING, INC.

By: ___________________________
         Authorized Signer

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK
FROM:             TriPath Imaging, Inc.

The undersigned authorized officer (the "Officer") of TriPath Imaging, Inc., certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except, with respect to the audited annual financial statements, as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

                                                   REQUIRED                                   COMPLIES
                                                   --------                                   --------
REPORTING COVENANT
Monthly financial statements (with Compliance      Monthly within 30 days                     Yes      No
Certificate)
Annual financial statements (with Compliance       FYE within 90 days                         Yes      No
Certificate) (CPA Audited)
SEC filings, including 10Q and 10K                 Within 5 days of filing with SEC           Yes      No
Borrowing Base Certificate, A/R Aging*             Monthly within 20 days                     Yes      No
A/R Audit                                          Annually                                   Yes      No

    FINANCIAL COVENANT                                 REQUIRED              ACTUAL              COMPLIES
    ------------------                                 --------              ------              --------
Minimum Adjusted Quick Ratio                       At least 1.5 to 1.0     ____ to 1.0          Yes      No
Minimum Tangible Net Worth                         At least $35,000,000    $__________          Yes      No

* Required only if an Advance is outstanding.

COMMENTS REGARDING EXCEPTIONS:  See Attached.
Sincerely,

SIGNATURE, TITLE AND DATE

                                        ----------------------------------------
                                        BANK USE ONLY

                                        Received by: ____
                                                     AUTHORIZED SIGNER

                                        Date: ____

                                        Verified: ________
                                                          AUTHORIZED SIGNER

                                        Date: ____

                                        Compliance Status: Yes     No
                                        ----------------------------------------